Shenkman Short Duration High Income Fund Summary Prospectus –November 9, 2015	Class A SCFIX Class C SCFAX Class F SCFEX Institutional Class: SCFCX

Before you invest, you may want to review the Shenkman Short Duration High Income Fund’s (the “Short Duration Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Short Duration Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated November 9, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Short Duration Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Short Duration Fund online at http://www.shenkmancapital.com/mutual-funds.  You can also get this information at no cost by calling 1-855-SHENKMAN (1-855-743-6562) or by sending an email request to marketing@shenkmanfunds.com.

Investment Objective
The Short Duration Fund seeks to generate a high level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Short Duration Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “Class A Shares Sales Charge Reductions and Waivers” section beginning on page 28 of the Fund’s Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 40 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class F	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.94%	0.95%	1.01%	1.06%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	None
Total Annual Fund Operating Expenses(1)	1.74%	2.50%	1.56%	1.61%
Less: Fee Waiver and Expense Reimbursement(2)	-0.73%	-0.74%	-0.80%	-0.95%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.01%	1.76%	0.76%	0.66%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Advisory Fee Waiver provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Short Duration Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Short Duration Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to 1.00%, 1.75%, 0.75% and 0.65% of average daily net assets of the Short Duration Fund’s Class A shares, Class C shares, Class F shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$400	$762	$1,149	$2,231
Class C (if you redeem your shares at the end of the period)	$279	$708	$1,264	$2,780
Class F (if you redeem your shares at the end of the period)	$78	$414	$774	$1,788
Institutional Class (if you redeem your shares at the end of the period)	$67	$415	$786	$1,831

Class A (if you do not redeem your shares at the end of the period)	$400	$762	$1,149	$2,231
Class C (if you do not redeem your shares at the end of the period)	$179	$708	$1,264	$2,780
Class F (if you do not redeem your shares at the end of the period)	$78	$414	$774	$1,788
Institutional Class (if you do not redeem your shares at the end of the period)	$67	$415	$786	$1,831

Portfolio Turnover
The Short Duration Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies of the Short Duration Fund
Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and loans issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade securities to include securities with ratings lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield securities.  The Fund generally invests in high yield securities rated CCC or better by S&P or Moody’s, but retains the discretion to invest in even lower rated securities.

The fixed income securities and loans in which the Short Duration Fund expects to invest include traditional corporate bonds, U.S. Government obligations and bank loans to corporate borrowers, and may have fixed, floating or variable rates.  The Fund typically focuses on securities that have short durations (i.e., have an expected redemption through maturity, call or other corporate action within three years or less from the time of purchase).  Duration is a measure of a debt security’s price sensitivity to yield.  Higher duration indicates debt securities that are more sensitive to interest rate changes.  Bonds with shorter duration are typically less sensitive to interest rate changes.  Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.

The Fund may invest up to 20% of its total assets in foreign fixed-income securities, including those denominated in U.S. dollars or other currencies, and may also invest without limit in Rule 144A fixed-income securities.  Additionally, the Fund may invest up to 15% of its total assets in interest rate swaps for hedging purposes, up to 15% of its total assets in convertible bonds, and up to 10% of its total assets in preferred stocks.  The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process.  In order to purchase securities, the Fund may create leverage by borrowing money against a line of credit.  The Fund may also create leverage by borrowing money against a margin account where the Fund’s portfolio holdings and cash serve as collateral for the loan.

The Short Duration Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

In selecting the Fund’s investments, the Advisor will employ a multi-faceted, “bottom up” investment approach that utilizes three proprietary analytical tools.  These three tools include: (1) Quadrant Analysis (which categorizes a company into one of four proprietary categories or quadrants), (2) C.Scope® (which assigns each company a credit score) and (3) Relative Value Monitor (which considers a bond’s yield relative to its risk as compared to other similar investments).  These tools are integral to the Advisor in assessing the potential risk and relative value of each investment and also assist the Advisor in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities.

Investment candidates are analyzed in depth at a variety of risk levels.  Investments are not made on the basis of one single factor.  Rather, investments are made based on the careful consideration of a variety of factors, including:

•	Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)
•	Assessment of the industry’s attractiveness and competitiveness
•	Evaluation of the business, including core strengths and competitive weaknesses
•	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers
•	Quantitative analyses of the company’s financial statements

The Advisor adheres to a rules-based sell discipline to identify early credit deterioration.  The triggering of certain events, including, for example, specific declines in the market value of the issue, results in an immediate review of the credit and may lead to an outright sale.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Short Duration Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Bank Loan Risk.  The Short Duration Fund’s investments in secured and unsecured assignments of bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers whose financial condition may be troubled or highly leveraged, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale).  As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

•
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•
Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Short Duration Fund may not be able to make interest or principal payments.

•
Derivatives Risk. The Short Duration Fund may invest in derivative securities for bona fide hedging purposes.  A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

•
Foreign Securities Risk.  Investments in foreign securities involve certain risks not associated with investments in U.S. companies.  Foreign securities in the Short Duration Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.

•
High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”)  typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans.

•
Impairment of Collateral Risk.  The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Short Duration Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

•
Interest Rate Risk. Fixed income securities may decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•
Investment Risk.  The Short Duration Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.

•
Leverage Risk.  Leverage is the practice of borrowing money to purchase securities.  Leverage can increase the investment returns of the Short Duration Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

•	Management Risk. The Short Duration Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to produce the desired results.

•
Market Risk.  The prices of some or all of the securities in which the Short Duration Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.  There is more risk that prices will go down for investors investing over short time horizons. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Short Duration Fund to sell these bonds.

•
U.S. Government Obligations Risk. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.  If a government-sponsored entity is unable to meet its obligation, the performance of the Short Duration Fund may be adversely impacted.

Performance
The following information provides some indication of the risks of investing in the Short Duration Fund.  The bar chart shows changes in the Fund’s Institutional Class performance from year to year and does not reflect the sales charges applicable to Class A and Class C.  If sales charges were included, the returns would be lower than those shown in the bar chart. The table shows how the Fund’s Institutional Class, Class A (reflecting the sales charges), Class C (reflecting the sales charges) and Class F average annual returns for one year and since inception compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.shenkmancapital.com/mutual-funds/ or by calling the Fund toll-free at 1-855-SHENKMAN (1-855-743-6562).

Calendar Year Total Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Short Duration Fund’s highest return for a calendar quarter was 2.29% (quarter ended September 30, 2013) and the Fund’s lowest return for a calendar quarter was -0.78% (quarter ended September 30, 2014).

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (10/31/2012)
Institutional Class(1)(2)
Return Before Taxes	1.59%	3.55%
Return After Taxes on Distributions	0.08%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	0.90%	2.03%
Class A
Return Before Taxes	1.08%	3.16%
Class C(1)
Return Before Taxes	0.49%	2.42%
Class F(2)
Return Before Taxes	1.40%	3.40%
BofA Merrill Lynch 0-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	0.46%	0.39%
BofA Merrill Lynch 0-3 Year Duration-to-Worst U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	1.29%	4.49%
BofA Merrill Lynch 0-2 Year Duration BB-B U.S. High Yield Constrained Index(3) (reflects no deduction for fees, expenses or taxes)	2.35%	4.15%
(1)  The Institutional Class incepted on October 31, 2012, and Class C incepted on January 28, 2014.  Class C performance for the period from October 31, 2012 to January 28, 2014, reflects the performance of the Institutional Class, adjusted to reflect Class C fees and expenses.
(2)  The Institutional Class incepted on October 31, 2012, and Class F incepted on May 17, 2013.  Class F performance for the period from October 31, 2012 to May 17, 2013, reflects the performance of the Institutional Class, adjusted to reflect Class F fees and expenses.
(3)  Effective January 28, 2015, the Advisor has determined to replace the BofA Merrill Lynch 0-3 Year Duration-to-Worst U.S. High Yield Constrained Index with BofA Merrill Lynch 0-2 Year Duration BB-B U.S. High Yield Constrained Index as a more appropriate comparative index for the Short Duration Fund.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  The after-tax returns are shown only for the Institutional Class; after-tax returns for Class A and Class F will vary to the extent each class has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Shenkman Capital Management, Inc. is the Fund’s investment advisor.

Portfolio Managers.  Mark R. Shenkman, Nicholas Sarchese and Neil Weschler are the co-portfolio managers primarily responsible for the day-to-day management of the Short Duration Fund.  Mr. Shenkman is President and Chief Investment Officer of the Advisor and has been a portfolio manager of the Fund since its inception.  Mr. Sarchese is Senior Vice President, Portfolio Manager and Director of Credit Research of the Advisor, and has been a portfolio manager of the Fund since its inception.  Mr. Wechsler is Senior Vice President, Credit Analyst and Portfolio Manager of the Fund since September 2015.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Short Duration Fund shares on any business day by written request via mail (Shenkman Short Duration High Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-SHENKMAN (1-855-743-6562), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A, Class C and Class F
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Institutional Class
All Accounts	$1 million	$100,000

Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.